[GRAPHIC OMITTED]        DEAN HELLER
[LOGO]                   Secretary of State 206 North Carson Street Carson City,
                         Nevada 89701-4299 (775) 684-5708 Website:
                         secretaryofstate.biz

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Articles of Incorporation
(PURSUANT TO NRS 78)
Important. Read attached instructions before completing form.                                     ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation                     Paracap Corporation

2. Resident Agent                          Incorp. Services, Inc.
   Name and Street Address:                Name
   (must be a Nevada address               3155 E. Patrick Lane, Suite 1,            Las Vegas        NV           89120
   where process may be                    Street Address                            City             State        Zip Code
   served)
                                           Optional Mailing Address                  City             State        Zip Code

3. Shares: (number of shares)
   corporation authorized to               Number of shares                                     Number of Shares
   issue                                   with par value:          75,000,000   Par     0.001  without par value:
                                                                                 value:

4. Name & Addresses: of                    1. Shirley Wong
   Board of Directors/Trustees:                Name
   (attach additional page                 2251 S. Jones Blvd., Suite 121            Las Vegas        NV           89146
   there is more than 3                    Street Address                            City             State        Zip Code
   directors/trustees)                     2.   David Wong
                                               Name
                                           2251 S. Jones Blvd., Suite 121            Las Vegas        NV           89146
                                           Street Address                            City             State        Zip Code
                                           3.   Andrew Wong
                                               Name
                                           2251 S. Jones Blvd., Suite 121            Las Vegas        NV           89146
                                           Street Address                            City             State        Zip Code

5. Purpose:                                The purpose of this Corporation shall be:
   (optional - see instructions)
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
6. Names, Address                          DBA Huben Incorporation Services          /s/ Bruce & Hubbard
   and Signature of                        Name                                      Signature
   Incorporator.                           77 East John Street                       Hicksvilles      NY           11081
   (attach additional page there           Address                                   City             State        Zip Code
   is more than 1 incorporator)

7. Certificate of Acceptance               I hereby accept appointment as Resident Agent for the above named corporation.
   of Appointment of                       /s/ Tohmas Mitaky                                                    03-29-2005
   Resident Agent:                         Authorized Signature of R. A. or On Behalf of R. A. Company
   Date

                 This form, must be accompanied by appropriate fees. See attached fee schedule.
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